Exhibit 99.77(Q)(1)

Form N-SAR, Item 77

for Voya Partners, Inc.

(the “Registrant”)

ITEM 77Q-1 – Exhibits

(a)(1) Articles of Amendment effective May 1, 2014 regarding the name change of ING PIMCO Total Return Portfolio to VY PIMCO Bond Portfolio, of ING Partners, Inc. to Voya Partners, Inc. and name changes for all series of ING Partners, Inc. – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(1) Amended Schedule A effective March 14, 2014 to the Investment Management Agreement dated May 7, 2013 between Voya Partners, Inc. and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(2) Letter agreement effective May 1, 2014 between Directed Services LLC and Voya Partners, Inc. regarding waiver of advisory fee and reduction of the investment management fee for Voya Global Bond Portfolio from May 1, 2014 through May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(3) Letter agreement effective January 1, 2014 between Directed Services LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY American Century Small-Mid Cap Value Portfolio from

Form N-SAR, Item 77

for Voya Partners, Inc.

(the “Registrant”)

January 1, 2014 through May 1, 2015– Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(4) Letter agreement effective May 1, 2014 between Directed Services LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY Columbia Small Cap Value II Portfolio from May 1, 2014 through and including May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(5) Letter agreement effective January 1, 2014 between Directed Services LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY Invesco Comstock Portfolio for the period from January 1, 2014 through May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(6) Letter agreement effective May 1, 2014 between Directed Services LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY T. Rowe Price Growth Equity Portfolio for the period from May 1, 2014, through and including May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(7) Letter Agreement dated May 1, 2014 to reduce annual investment management fee for VY T. Rowe Price Growth Equity Portfolio for the period from May 1, 2014 through and including May 1, 2015 (reduction in excess of $500,000 all Voya funds managed by T. Rowe Price) – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(8) Letter agreement effective May 1, 2014 between Directed Services LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY Columbia Contrarian Core Portfolio for the period from May 1, 2014 through May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(9) Letter agreement effective March 14, 2014 between Directed Services LLC and Voya Partners, Inc. regarding waiver of a portion of the investment management fee for VY Invesco Equity and Income Portfolio for the period from March 14, 2014 through May 1, 2016 - Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(10) Amendment dated January 1, 2014 to the Investment Sub-Advisory Agreement between Directed Services LLC and American Century Investment Management, Inc. – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(11) Amended Appendix A, dated January 1, 2014, to the Investment Sub-Advisory Agreement between Directed Services LLC and American Century Investment Management, Inc. – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(12) Amendment dated January 1, 2014, to the Investment Sub-Advisory Agreement between Directed Services LLC and INVESCO Advisers, Inc. – Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

(e)(13) Amended Appendix A effective January 1, 2014 to the Investment Sub-Advisory Agreement effective May 7, 2013 between Directed Services LLC and INVESCO Advisers, Inc. – Filed as an exhibit to Post-Effective Amendment No. 64 to Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.

Form N-SAR, Item 77

for Voya Partners, Inc.

(the “Registrant”)

(e)(14) First Amendment dated July 15, 2013 to the Sub-Advisory Agreement between Directed Services LLC and Pioneer Investment Management, Inc. – Filed as an exhibit to Post-Effective Amendment No. 64 to Registrant’s Form N-1A Registration Statement on April 25, 2014 and incorporated herein by reference.